UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2016

AMERICAN HOMES 4 RENT

(Exact name of registrant as specified in its charter)

Maryland	001-36013	46-1229660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

(805) 413-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

American Homes 4 Rent (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the acquisition, holding, and disposition of the Company’s equity securities and certain debt securities of the Company. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

The Company is filing as Exhibit 99.2 (incorporated by reference herein) a discussion of the “fast-pay stock” rules related to the issuance of additional Series B, Series C or Series D preferred shares.  The description contained in Exhibit 99.2 to this Form 8-K replaces and supersedes prior risk factors related to “fast-pay stock” rules related to our preferred shares to the extent that they are inconsistent with the description contained in this Form 8-K.

Various statements contained in the description of U.S. federal income tax considerations including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and the Company’s future revenues, income and capital spending. The Company’s forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. The Company has based these forward-looking statements on its current expectations and assumptions about future events. While the Company’s management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These and other important factors, including those discussed or incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission, and, from time to time, in other reports that the Company files with the SEC or in other documents that the Company publicly disseminates, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	United Stated Federal Income Tax Considerations
99.2	Risk Factor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Homes 4 Rent

Date: May 16, 2016	By:	/s/ Stephanie Heim
Stephanie Heim
Senior Vice President - Counsel

EXHIBIT LIST

Exhibit Number	Description

99.1	United Stated Federal Income Tax Considerations
99.2	Risk Factor